MAY 2, 2016 | MYERS INDUSTRIES, INC. FIRST QUARTER EARNINGS PRESENTATION Exhibit 99.2

Statements in this presentation concerning the Company’s goals, strategies, and expectations for business and financial results may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on current indicators and expectations.  Whenever you read a statement that is not simply a statement of historical fact (such as when we describe what we "believe," "expect," or "anticipate" will occur, and other similar statements), you must remember that our expectations may not be correct, even though we believe they are reasonable.  We do not guarantee that the transactions and events described will happen as described (or that they will happen at all).  You should review this presentation with the understanding that actual future results may be materially different from what we expect.  Many of the factors that will determine these results are beyond our ability to control or predict.  You are cautioned not to put undue reliance on any forward-looking statement.  We do not intend, and undertake no obligation, to update these forward-looking statements.  These statements involve
a
number
of
risks
and
uncertainties
that
could
cause
actual
results
to
differ
materially
from
those
expressed
or
implied
in
the applicable statements.  Such risks include:
(1) Changes in the markets within the Company’s business segments
(2) Changes in trends and demands in the markets in which the Company competes
(3) Unanticipated downturn in business relationships with customers or their purchases
(4) Competitive pressures on sales and pricing
(5) Raw material availability, increases in raw material costs, or other production costs
(6) Harsh weather conditions
(7) Future economic and financial conditions in the United States and around the world
(8) Inability of the Company to meet future capital requirements
(9) Claims, litigation and regulatory actions against the Company
(10) Changes in laws and regulations affecting the Company
Myers Industries, Inc. encourages investors to learn more about these risk factors. A detailed explanation of these factors is available in the Company’s publicly filed quarterly and annual reports, which can be found online at www.myersind.com and at the
SEC.gov web site.
SAFE
HARBOR
STATEMENT

Q1 2016 SUMMARY
Net sales $151.2M, a decrease of (3.3%) to prior year
Organic (1.3%); currency (2.0%)
In line with expectations
Gross margin +260 basis points to 31.9%
Lower input costs
Operational improvements
Product line rationalization
Adjusted EPS from continuing operations +75% to $0.21
Free cash flow ($18.5M); +$4.1M year-over-year improvement
Working capital improvement partially offset by higher capital spending
Several large one-time charges in the quarter
$8.5M of non-cash impairment charges in Brazil
$2.0M of CFO severance related charges

PERFORMANCE
IN
LINE
WITH
EXPECTATIONS

CONTINUING OPERATIONS
Q1
2015
Q1
2016
NET
SALES
$   156.3
$   151.2
(1.3)% ORGANIC
GROSS
PROFIT
GROSS
MARGIN
$     45.8
29.3%
$     48.2
31.9%
+260 BPS
ADJ. SG&A
$     37.2
$     36.5
(1.9)% DECREASE
ADJ.
OPERATING
INCOME
OPERATING
MARGIN
$       8.7
5.5%
$     11.7
7.7%
+220 BPS
NET
INTEREST
EXPENSE
$       2.7
$       2.0
ADJ. INCOME
FROM
CONTINUING
OPS
BEFORE
INCOME
TAXES
$       6.0
$       9.7
INCOME
TAX
EXPENSE
$       2.1
$       3.5
NORMALIZED
RATE
36%
ADJ. INCOME
FROM
CONTINUING
OPS
INCOME
MARGIN
$       3.8
2.5%
$       6.2
4.1%
ADJ. EPS
FROM
CONTINUING
OPS
$     0.12
$     0.21
75% INCREASE

Q1 FINANCIAL
SUMMARY
SOLID
START
TO
2016
IN
$MILLIONS
EXCEPT
EPS
AND
PERCENTAGES
SEE
APPENDIX
FOR
RECONCILIATIONS
FROM
GAAP TO
ADJUSTED
RESULTS

BALANCE SHEET
03/31/15
03/31/16
Cash
3.7
$
5.6
$
Debt
204.7
218.5
Net Debt
201.0
$
212.9
$
Adjusted TTM EBITDA
68.1
$
73.8
$
Net Debt-to-Adj. EBITDA
2.9x
2.9x
BALANCE
SHEET
& CASH
FLOW

REFLECTS
SEASONALITY
; OPPORTUNITIES
FOR
FURTHER
IMPROVEMENT
WORKING CAPITAL AS A % OF SALES
13.3%
9.0%
9.3%
Q1 2014
Q1 2015
Q1 2016
CASH FLOW
$(40.1)
$(2.5)
$(42.6)
$(17.9)
$(4.7)
$(22.6)
$(11.4)
$(7.1)
$(18.5)
Cash from Cont. Ops
CapEx
Free Cash Flow
2014
2015
2016
See appendix for reconciliations from GAAP to adjusted results

Q1 2016 SEGMENT
RESULTS

CHOPPY
END
MARKETS
; FOCUS
ON
EXECUTION
DISTRIBUTION
Sales down (4%):
Indicators from Q1 flat to slightly up
Sales team initiative impacting sales
productivity; some traction but gaps remain
Large win in retread business at Patch
Sales team initiative targeting higher margin
products; favorable mix in Q1
Operating inefficiency at Patch resulted in overall
margin erosion
$ Millions
$44.1
$42.2
$3.5
$2.5
$0
$1
$2
$3
$4
$0
$10
$20
$30
$40
$50
Net Sales
Adj. Op Income
Q1 2015
Q1 2016
$ Millions
MATERIAL HANDLING
Sales down (3%); flat organic:
Wins at several key industrial customers;
improved channel coverage
Share gains in vehicle/auto; new model launch
win at major auto manufacturer
Volume up in Ag; pent up demand
Brazil auto and beverage markets down 35%
Margin expansion; full quarter of factory re-
alignment benefits; favorable input costs;
product line rationalization
$112.3
$109.0
$13.5
$16.0
$0
$2
$4
$6
$8
$10
$12
$14
$16
$18
$0
$20
$40
$60
$80
$100
$120
Net Sales
Adj. Op Income
Q1 2015
Q1 2016

2016 OUTLOOK
Holding to prior outlook
FY revenue expected to be flat to down low
single digits
Q2 revenue expected to be down low to
mid-single digits; tough Q2 ‘15 comp
Revenue growth initiatives for each business
within their niche:
Sales team initiative in Distribution
New products at Scepter
Customer project wins at Buckhorn
Strategic pricing
Margin growth initiatives focused on:
Input cost management
Productivity improvements
Strategic pricing
SG&A review
Capital allocation priorities:
Capex to maintain and grow
Dividend
Pay down debt

Q1 IN
LINE
WITH
EXPECTATIONS
; MAINTAINING
OUTLOOK
CONSUMER
12%
VEHICLE
13%
FOOD
& BEVERAGE
16%
AUTO
AFTERMARKET
30%
INDUSTRIAL
29%
FLAT
FLAT
TO
DOWN
LOW
SINGLE
DIGITS
LOW
SINGLE
DIGITS
MID
SINGLE
DIGITS
PERCENT
OF
2015 SALES
MYE 2016 GROWTH
OUTLOOK
FLAT

APPENDIX 8

2016 KEY ASSUMPTIONS Capital expenditures: $17 - $22 million Interest expense: $9 - $10 million D&A: $35 - $37 million Effective tax rate (normalized): 36% 9

RECONCILIATION
OF
NON-GAAP MEASURES

MYERS INDUSTRIES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
CONSOLIDATED SELLING, GENERAL AND ADMINISTRATIVE EXPENSES (UNAUDITED)
(Dollars in thousands)
March 31, 2016
March 31, 2015
Selling, general and administrative expenses as reported
38,497
$
39,041
$
Restructuring expenses and other adjustments in selling, general and administrative expenses
Material Handling segment
-

-

Distribution segment
-

(53)

Corporate
(2,011)

(1,806)

Selling, general and administrative expenses as adjusted
36,486
$
37,182
$
Quarter Ended
Note on Reconciliation of Income and Earnings Data: Selling, general and administrative expenses excluding the items above in the text of this presentation and in this reconciliation chart is a non-GAAP financial measure that Myers Industries, Inc. calculates according to the schedule above using
GAAP amounts from the unaudited Condensed Consolidated Statement of Operations. The Company believes that the excluded items are not primarily related to core operational activities.  The Company believes that selling, general and administrative expenses excluding items that are not primarily related to core operating activities is generally viewed as providing useful information regarding a company's operating profitability.  Management uses selling, general and administrative expenses excluding these items as well as other financial measures in connection with its decision-making activities.  Selling, general and administrative expenses excluding these items should not be considered in isolation or as a substitute for selling, general and administrative expenses prepared in accordance with GAAP.  The Company's method for calculating selling, general and administrative expenses excluding these items may not be comparable to methods used by other companies.

RECONCILIATION
OF
NON-GAAP MEASURES

MYERS INDUSTRIES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
INCOME (LOSS) BEFORE TAXES BY SEGMENT (UNAUDITED)
(Dollars in millions, except per share data)
Note
on
Reconciliation
of
Income
and
Earnings
Data:
Income
(loss)
excluding
the
items
above
in
the
text
of
this
presentation
and
in
this
reconciliation
chart
is
a
non-GAAP
financial
measure
that
Myers
Industries,
Inc.
calculates
according
to
the
schedule
above
using
GAAP
amounts
from
the
unaudited
Condensed
Consolidated
Statement
of
Operations.
The
Company
believes
that
the
excluded
items
are
not
primarily
related
to
core
operational
activities.
The
Company
believes
that
income
(loss)
excluding
items
that
are
not
primarily
related
to
core
operating
activities
is
generally
viewed
as
providing
useful
information
regarding
a
company's
operating
profitability.
Management
uses
income
(loss)
excluding
these
items
as
well
as
other
financial
measures
in
connection
with
its
decision-making
activities.
Income
(loss)
excluding
these
items
should
not
be
considered
in
isolation
or
as
a
substitute
for
income
(loss)
prepared
in
accordance
with
GAAP.
The
Company's
method
for
calculating
income
(loss)
excluding
these
items
may
not
be
comparable
to
methods
used
by
other
companies.
*Income taxes are calculated using the normalized effective tax rate for each year. The normalized rate used above is 36%.
2016
2015
Material Handling
Operating income as reported
7,441
$
13,407
$
Asset impairments
8,545

-

Restructuring expenses and other adjustments
-

91

Operating income as adjusted
15,986

13,498

Distribution
Operating income as reported
2,536

3,491

Severance
-

53

Operating income as adjusted
2,536

3,544

Corporate Expense
Corporate expense as reported
(8,848)

(10,182)

CFO severance related costs
2,011

-

Professional, legal fees and other adjustments
-

1,806

Corporate expense as adjusted
(6,837)

(8,376)

Continuing Operations
Operating income as reported
1,129

6,716

Total of all adjustments above
10,556

1,950

Operating income as adjusted
11,685

8,666

Interest expense, net
(2,019)

(2,702)

Income before taxes as adjusted
9,666

5,964

Income taxes*
(3,480)

(2,129)

Income from continuing operations as adjusted
6,186
$
3,835
$
Adjusted earnings per diluted share from continuing operations
0.21
$
0.12
$
Quarter Ended March 31,

RECONCILIATION
OF
NON-GAAP MEASURES

MYERS INDUSTRIES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
COMBINED STATEMENTS OF INCOME (UNAUDITED)
(Dollars in thousands)
TTM
June 30, 2015
September 30, 2015
December 31, 2015
March 31, 2016
March 31, 2016
Operating Income as reported from continuing operations
19,742
$
2,578
$
1,824
$
1,129
$
25,273
$
Add:  one time unusual charges
(2,560)

3,318

2,906

10,556

14,220

Add: depreciation
6,801

5,926

5,496

6,000

24,223

Add: amortization
2,641

2,575

2,413

2,499

10,128

EBITDA as adjusted
26,624

14,397

12,639

20,184

73,844

Quarter Ended
TTM
June 30, 2014
September 30, 2014
December 31, 2014
March 31, 2015
March 31, 2015
Operating Income as reported from continuing operations
11,286
$
(2,678)
$
5,127
$
6,716
$
20,451
$
Add:  one time unusual charges
1,560

8,988

1,031

1,950

13,529

Add: depreciation
5,652

6,719

6,424

6,489

25,284

Add: amortization

2,814

2,724

2,638

8,846

EBITDA as adjusted
19,168

15,843

15,306

17,793

68,110

Quarter Ended
Note on Reconciliation of Income and Earnings Data: EBITDA as adjusted is a financial measure that Myers Industries, Inc. calculates according to the schedule above using amounts from the unaudited Reconciliation of Non-GAAP Financial Measures Income (Loss) Before Taxes By Segment and GAAP amounts from the unaudited Condensed Consolidated Statement of Operations. The Company believes that EBITDA as adjusted provides useful information regarding a company's operating profitability.  Management uses EBITDA as adjusted as well as other financial measures in connection with its decision-making activities.  EBITDA as adjusted should not be considered in isolation or as a substitute for net income (loss), income (loss)
before taxes or other consolidated income data prepared in accordance with GAAP.  The Company's method for calculating EBITDA as adjusted may not be comparable to methods used by other companies.

MYERS INDUSTRIES, INC.

TIRE and TUBE
MOUNTING
COMPOUND
FOR MOUNTING TUBELESS TIRES OR SYNTHETIC TUBES